UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2007

AVANT IMMUNOTHERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-15006	13-3191702
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

119 Fourth Avenue

Needham, Massachusetts  02494-2725

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(781) 433-0771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 1, 2007, AVANT Immunotherapeutics, Inc. (the “Company”) notified Select Vaccines Limited (ASX: SLT), an Australian biotechnology company (“SLT”) that, effective December 31, 2007, the Company for strategic reasons is exercising its rights to terminate its Collaboration and License Agreement with SLT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVANT IMMUNOTHERAPEUTICS, INC.

Dated: November 1, 2007	By:	/s/ Avery W. Catlin
		Name:	Avery W. Catlin
		Title:	Senior Vice President and Chief Financial Officer